UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

SYMBOTIC INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Symbotic Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, March 1, 2023 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/SYM for more details. You must register to attend the meeting online by 02/28/2023 5:00PM EST at www.proxydocs.com/SYM SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/SYM TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To receive paper materials, use one of the following methods. For a convenient way to view proxy materials, access the proxy card and VOTE go to www.proxydocs.com/SYM If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before February 20, 2023. Symbotic Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on March 1, 2023 For Stockholders of record as of January 3, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and the annual report to stockholders, to access the proxy card, and to obtain directions to attend the meeting and vote during the annual meeting, go to: www.proxydocs.com/SYM To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Symbotic Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect seven directors nominated by the Board of Directors, identified in the accompanying proxy statement, each to serve for a term of one year until the 2024 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal; 1.01 Richard Cohen 1.02 Rollin Ford 1.03 Charles Kane 1.04 Todd Krasnow 1.05 Vikas Parekh 1.06 Daniela Rus 1.07 Merline Saintil 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023; and 3. To transact any other business that may properly come before the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2 This is an overview of the proposals being presented at the upcoming annual meeting of stockholders. Please follow the instructions on the reverse side to vote on these important matters. ________________________________________________ THIS IS NOT A FORM FOR VOTING. Please follow the instructions on the reverse side to vote.